Joint arrangements	12 Months Ended
Dec. 31, 2017
Joint Arrangements
Joint arrangements

15	Joint arrangements

Country of
Name	incorporation	Nature of business	Type of arrangement
Syntara LLC	USA	Dormant	Joint venture

MidaSol Therapeutics GP	Cayman Islands	Research and development partner	Joint operation

 The Group has a 50% (2016: 50%; 2015: 50%) interest in two joint arrangements: Syntara LLC and MidaSol Therapeutics.  The primary activity of these joint arrangements was to provide the partners with collaborative research and development on drug delivery systems in the market, which is in line with the Group’s strategy to develop a safe and effective drug delivery system.

Syntara LLC is a dormant joint venture where the Group has joint control over the separate legal entity. The Group equity accounts for its interests in this arrangement; the results are immaterial to the financial statements.

MidaSol Therapeutics is a separate legal entity however no costs or revenues pass through it.  The Group and its collaborative partner incur costs in respect of research and development and periodically agree on a contribution from either side to ensure that both parties have incurred 50% of the total costs. Contributions from their research partner are netted against the costs to which they relate within research and development and the arrangement is accounted for as a joint operation. MidaSol operations effectively ceased during 2015.

	2017	2016	2015
	£’000	£’000	£'000
Research and development spend on MidaSol Therapeutics	-	-	776
Year-end receivable due from joint operation partner	-	-	219